Exhibit 99.1

1 Matson Navigation Company, Inc. (a wholly owned subsidiary of Alexander & Baldwin Holdings, Inc.) June 18 - 22, 2012

2 Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of the date of this filing. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 19-29 of the Alexander & Baldwin, Inc. (“A&B”) 2011 Form 10-K and other subsequent filings with the SEC by Alexander & Baldwin and by Alexander & Baldwin Holdings, Inc. (“Holdings”). Statements in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about A&B, Holdings, and our holding company reorganization, from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about A&B, Holdings, and the holding company reorganization can be obtained without charge by sending a request to Alexander & Baldwin Holdings, Inc., P.O. Box 3440, Honolulu, Hawaii 96801-3440, Attention: Investor Relations; by calling (808) 525-6611; or by accessing them on the web at http://www.alexanderbaldwin.com.

Company Overview Joel Wine Senior Vice President and Chief Financial Officer

4 Matson at a Glance Approximately 1,100 employees 17 Jones Act vessels (nine active ships and three active barges) Approximately 58,000 containers and equipment (80% company owned) 35% ownership in 6 West Coast terminals through joint venture with SSA Marine Wholly-owned Top Ten third-party logistics broker Dollars in Millions 2011 Revenue 2011 Operating Profit Ocean Transportation $ 1,078 $ 74 Logistics Services $ 386 $ 5 Total $1,463 $79 Source: 2011 A&B Annual Report on Form 10-K which included other income and intercompany income

Separation Update Tax-free spin June 18, 2012 Record Date Shareholders of record will receive one share of New A&B (SpinCo, to be renamed Alexander & Baldwin, Inc.) for each share of A&B Holdings (RemainCo, to be renamed Matson, Inc.) June 29, 2012 Distribution Date First day of regular way NYSE trading under ticker “MATX” on July 2, 2012 When issued trading under “MATX.WI” symbol June 14 - June 29 42 million shares Attractive cash dividend No ongoing cross equity ownership between Alexander & Baldwin and Matson 5

Key Investment Highlights Matt Cox President Matson Navigation Company

7 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Diversified customer base Superior asset quality and flexibility Diversified revenue segment streams Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

Matson Through the Ages



1882
From Sail to Steam

- 1882, Capt. Matson sails schooner *Emma Claudina* to Hilo on first Matson voyage
- Matson operates six sailing ships before the turn of the century

1900s
Years of Expansion

- 1901, Matson purchases first steamship, *Enterprise*
- Fleet grows to include freighters, passenger ships and sailing ships.
- Built Royal Hawaiian Hotel, one of the world's finest

1930s
Passenger Era

- "White ships" era
- World-famous luxury liners make Hawaii a world-class destination

1940s
World War II

- Entire Matson organization – personnel, ships, facilities, commandeered by U.S. government, full-scale war status
- Four passenger liners and 35 freighters to U.S. Maritime Commission; passenger ships converted to troop transport vessels
- Matson designated government agent/operator of 172 vessels, including its own 39 ships
- 11 Matson ships lost during the war

1950s-1970s
Containerization

- 1956, Matson establishes research department
- 1958, first ship in the Pacific to carry containers on deck
- 1960, world's first all container ship, first A-frame gantry crane, container handling equipment, container freight system
- 1970, *Hawaiian Enterprise*, *Hawaiian Progress* largest, most powerful ships under U.S. flag

Currently
The Modern Fleet

- 1980, launch *Maui* & *Kauai*
- 1992, launch first diesel powered ship, *R.J. Pfeiffer*
- 1996, bought six APL ships
- 1996, start Guam Service
- 2003-2006, launch four new ships
- 2006, start China Service

Matson.

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9 The Matson Brand Premier Ocean Transportation and Logistics Provider Delivering Innovation Reliability Beyond the Norm Financial Stability Delivering Value to Our Customers 9

10 Matson Strategic Vision Sustain and expand Matson’s market leadership and profitability in ocean transportation and logistics services Build on our historic island strengths in the Pacific Leverage the Matson brand and our capabilities into compatible new geographies and services Intensify our world-class customer service differentiation

11 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Diversified customer base Superior asset quality and flexibility Diversified revenue segment streams Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

12 Matson Ocean Transportation: Connecting the Pacific Unlike Anyone Else Shanghai Ningbo Xiamen Guam Honolulu, Hawaii Long Beach Oakland Portland Seattle Micronesia

13 Hawaii Service Largest West Coast to Hawaii container and auto carrier Nine ships providing three arrivals per week into Honolulu Dedicated terminal operations Own and operate neighbor island barge network Principal carrier in the trade Nawiliwili Kahululi Hilo Kawaihae Honolulu Hawaii Neighbor Island Service

14 Hawaii Containers East & West Combined Matson Hawaii Total TEU Volumes 1998 2000 2002 2004 2006 2008 2010 400,000 100,000 350,000 300,000 250,000 200,000 150,000 TEUs 1984 1986 1988 1990 1992 1994 1996 1974 1976 1978 1980 1982 Footprint of Official Recessions in the U.S. Source: Matson management estimates

Hawaii: Poised for Growth Positive economic trends International tourism a growth opportunity Hawaii among the world’s most desirable vacation destinations Experience catering to growing demand from Asian tourists Infrastructure projects expected to support expansion of construction industry Statistic 2010 2011 2012 Real GDP -0.1% 1.2% 2.3% Unemployment 6.6% 6.3% 6.2% Visitor Arrivals 7.7% 3.5% 4.1% Construction Income -5.8% -5.6% 5.2% Source: University of Hawaii Economic Research Organization (UHERO) 15

16 Guam Service Matson has historically carried over one-half of U.S.-origin freight Currently serves entire market with the departure of the second carrier from the trade Easy connections from Oakland and Pacific Northwest to Guam via terminal in Honolulu Chartered Matson ship serves neighboring islands of Micronesia Yap Guam Guam Micronesia Island Service Palau Saipan Rota Tinian Ebeye & Kwajalein Kosrae Pohnpei Chuuk

17 Guam Containers East & West Combined Matson Guam Total TEU Volumes 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 37,000 25,000 35,000 33,000 31,000 29,000 27,000 TEUs Source: Matson management estimates Typhoon Pongsana Typhoon Paka Tourism Improved, Some new construction Competitor exits Guam Service 9-11 Eastbound Garment shipments declined dramatically Decline in westbound shipments after rebuilding of the infrastructure damaged by typhoon

18 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Diversified customer base Superior asset quality and flexibility Diversified revenue segment streams Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

19 China Service Five ships connect Xiamen, Ningbo and Shanghai weekly to the Long Beach port Matson’s share in historically established Ningbo-Shanghai to Southern California is approximately 5-6% Fastest transit time from Shanghai: 10 days vs. 12-14 (current trade standard) 10-day transit together with next-day freight availability generates a 3-6 day competitive advantage Round trip dual head-haul revenue model provides significant economic competitive advantage Shanghai CLX China Ports Ningbo Xiamen

20 Transpacific Eastbound Freight Rates $ per FEU To U.S. West Coast Ports (2009-2012) JAN 2010 JAN 2011 FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC APR MAY JUN JUL AUG SEP OCT NOV DEC Source: Shanghai Containerized Freight Index JAN 2012 FEB MAR APR MAY $3,000 $500 $2,500 $2,000 $1,500 $1,000

21 Case Study: Matson’s Garment Market Penetration Garment Market Share from Xiamen, Ningbo and Shanghai 2007 2008 2009 2010 25% 0% 20% 10% 5% 15% 2011 Source: Matson management estimates CLX1 only TEUs

22 COST ($) COST (more $ = less value) Matson: 10x less costly 1x 10x 5x TIME (DAYS) TRANSIT TIME (more days = less value) Matson: 10 days vs. 5 days 2 20 10 TOTAL COST/TIME VALUE Matson: 5x the value of air freight = VALUE 0.5 5 The Next Target: Focus on Premium Freight with Delivery Precision Most air freight carriers: 4 – 6 days Matson: 10 days, next-day cargo availability Sea – air option for premium service, premium value Source: Matson marketing

23 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Diversified customer base Superior asset quality and flexibility Diversified revenue segment streams Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

Diversified Customer Base

Hawaii Westbound Market Segments	Approx. % of Matson's Volume
Freight Forwarders	30~32%
Food, Grocery, Produce	27~30%
Paper products, Agriculture and Other	10~12%
Retail	12~15%
Building Materials	8~10%
Government Agencies (Military, USPO)	5~7%
Household Goods	3~5%

Guam Westbound Segments	Approx. % of Matson's Volume
Guam Commercial Dry	50~54%
Guam Military Dry and Reefer	13~22%
Guam Commercial Reefer	6~11%
CNMI Commercial Dry and Reefer	5~9%
Palau and Yap	5~8%

Source: Matson management estimates

Matson

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Diversified Customer Base

Eastbound Segment	Approx. % of Matson's Volume
Freight All Kinds	33~37%
Garments, Footwear, Fashion Accessories	29~31%
General Department Store Merchandise	13~17%
Furniture and Bedding	8~14%
Laptop Computers, Consumer Electronics	4~7%
Industrial Chemicals and Related	2~4%
All Other	1~2%

Source: Matson management estimates

Matson

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26 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Diversified customer base Superior asset quality and flexibility Diversified revenue segment streams Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

27 Superior Fleet Quality And Performance Average age of current 9-ship active fleet is 19 years compared with 32 years for closest competitor Arrivals among best in the world: 75 - 85% arrivals on-time or within 59 minutes compared with Industry standard of 24 hours About half of the 15 – 25% late arrivals due to weather Strategic re-fleeting plan calls for 2 new Jones Act containerships in next 3 – 5 years for approximately $200 million each to replace/retire existing older vessels Vessel Type Age Capacity (TEU) Route R. J. PFEIFFER Diesel 20 2,245 Hawaii / Guam / China MOKIHANA Diesel 29 1,994 Hawaii Turnaround MANULANI Diesel 7 2,372 Hawaii / Guam / China MAHIMAHI Diesel 30 2,824 Hawaii Turnaround MANOA Diesel 30 2,824 Hawaii Turnaround MANUKAI Diesel 9 2,378 Hawaii / Guam / China MAUNAWILI Diesel 8 2,378 Hawaii / Guam / China MAUNALEI Diesel 6 1,992 Hawaii / Guam / China MAUI Steam 34 1,644 Hawaii Turnaround Average 19 WAIALEALE Barge 21 Ro-Ro Inter-Island Barge MAUNA LOA Barge 28 335 Inter-Island Barge HALEAKALA Barge 28 335 Inter-Island Barge MATSONIA Steam 39 1,727 Drydock KAUAI Steam 32 1,644 Reserve LURLINE Steam 39 1,646 Reserve LIHUE Steam 41 2,018 Reserve MAUNA KEA Barge 24 379 Reserve Source: Matson management

28 Mix of Assets to Best Serve Customers Total Containers Drys 32,695 Reefers 4,610 Flat Racks 2,366 Other 1,058 Total: 40,729 Chassis 16,150 Reefer Gen-sets 1,433 GRAND TOTAL: 58,312 Matson Container Fleet as of 2/29/2012 Source: Matson management estimates Approximately 80/20 Owned/Leased Portfolio

29 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Diversified customer base Superior asset quality and flexibility Diversified revenue segment streams Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

30 Matson Logistics Services A National Network of Integrated Services Seattle Portland Houston Reno St Paul Chicago Birmingham Dallas Philadelphia Atlanta Savannah Jacksonville Akron Indianapolis Long Beach Phoenix Boston Columbus SF/Oakland Source: Matson management Specialized Hauling Warehousing & Distribution China Supply Chain Services Ocean Services Domestic & International Intermodal Highway TL and LTL Customer Service Center Logistics Sales International Intermodal Sales Warehousing and Distribution Matson Port Facility

Matson Logistics Overview Top 10 third-party logistics broker Leverages Matson brand Long-term relationships with customers and vendors Scalable model with high ROIC 31

32 Matson Logistics Priorities 32 Achieve organic growth as a national provider of integrated logistics solutions Highway and intermodal brokerage Distribution and warehouse services Increase coordinated cross-selling with Ocean Transportation Pilot a 53-foot domestic container program to expand potential customer base Pursue growth in freight forwarding and NVOCC services in China consolidation Goal to return operating margins to historical 2 to 4 percent range

33 SSA Terminals Joint Venture Formed July 1999 – SSA Marine (65%) and Matson (35%) Service U.S. West Coast Stevedoring/Terminal Operator Container Equipment Maintenance Chassis Pools On-Dock Rail Locations Terminals SSAT Total %SSAT* Lifts % SSAT* Long Beach/LA 2 14 14% 10-15% Oakland 2 8 25% 30-35% Seattle/Tacoma 2 9 22% 30-35% 6 31 19% 20-25% Source: Matson management estimates *Represents percentage of total locations/volumes as appropriate

34 Guaranteed berth/cranes Quick turn of vessels Maintain sailing schedules Fast cargo availability Quick truck turns Quick yard turns Flexibility to receive freight close to departure Increased customer satisfaction Strategic Benefits of Dedicated Terminals

35 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Diversified customer base Superior asset quality and flexibility Diversified revenue segment streams Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

36 Seasoned Management Team Name Title Matson Years in Transportation Matthew J. Cox President & CEO1 2001 23 Joel M. Wine SVP & CFO2 2011 1 Ronald J. Forest SVP, Operations 1995 34 David L. Hoppes SVP, Ocean Services 1989 31 Kevin C. O’Rourke SVP, General Counsel 1992 34 Vic S. Angoco SVP, Pacific 1996 22 Rusty K. Rolfe EVP, Matson Logistics 2001 30 1Matt Cox is currently President of Matson Navigation Company, Inc. 2Joel Wine is currently SVP and CFO of Alexander & Baldwin Holdings, Inc. More than 175 Years of Combined Transportation Experience

37 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Diversified customer base Superior asset quality and flexibility Diversified revenue segment streams Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

Strong Balance Sheet and Cash Flow Generation Income from continuing operations plus depreciation and amortization less CAPEX for last three years exceeded $230 million Debt to EBITDA of 2.3 X Subject to Board approval, we expect an attractive cash dividend of $0.15 per share quarterly or $0.60 per share annually starting Q3 2012 38

Financial Highlights Joel Wine Senior Vice President and Chief Financial Officer

40 Selected Unaudited Pro Forma Income Statement Data $ Millions (Except per share) 2009 2010 2011 Revenues $1,209.1 $1,370.6 $1,462.7 Operating costs 1,037.0 1,146.1 1,281.41 Equity terminal joint venture (6.2) (12.8) (8.6) SG&A 113.6 112.8 112.2 Operating Income 64.7 124.5 77.7 Income from continuing operations before tax 56.0 117.8 64.3 Income tax 22.5 46.7 22.3 Income from Continuing Operations $33.5 $71.1 $42.0 Earnings per share Basic $0.82 $1.72 $1.01 Diluted $0.82 $1.71 $1.00 1 2011 included CLX2 related costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Refer to exhibit 99.2 included in the 8-K filed April 11, 2012 for a detailed discussion of the unaudited pro forma financial statements and pro forma adjustments Expenses related to the separation are anticipated to range from $20 to $22 million pre-tax and expected to be shared approximately equally by Matson and Alexander & Baldwin

41 Matson Ten-Year Financial Data (2) 1 1 1Revenue and operating profit information extracted from previously filed Form10-Ks which include other income and intercompany income 22011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company

42 EBITDA1 (Dollars in Millions) $10 $133 $129 $175 $219 $68 $38 $13 $71 $47 Matson Ten-Year Financial Data 1 EDITDA and capital expenditure information extracted from previously filed Form 10-Ks which include other income and exclude intercompany income 22011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Capital Expenditures1 (Dollars in Millions) 10-Year Average excluding new Vessels = $40 million Other New Vessels (2)

43 2010 and 2011 results from continuing operations More detailed information is available in previously filed Form 10-Ks Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Ocean Transportation Operating Profit Operating Profit Margin Ten-year Average Annual Operating Profit: $96.1 million $Millions Operating Profit Operating Profit Margin

44 Fuel Surcharge Methodology Matson seeks to recover up to 100% of fuel-related costs from its customers in Hawaii and Guam Surcharge rate is adjusted periodically during the year to account for changes in fuel costs, consumption and freight volume While surcharge mechanism is very efficient over the course of a year, there are quarter-over-quarter lags

45 History of Matson’s Fuel Surcharge in Hawaii Service Source: Matson management estimates Price per barrel $140 $20 $120 $100 $80 $40 $0 $60 Jan 99 Jul Jan 00 Jul Jan 01 Jul Jan 02 Jul Jan 03 Jul Jan 04 Jul Jan 05 Jul Jan 06 Jul Jan 07 Jul Jan 08 Jul Jan 09 Jul Jan 10 Jul Dec 10 Jul Dec 11 Mar 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 West Coast Average Bunker Fuel $ price per barrel (left scale) Matson’s Hawaii Fuel Surcharge (right scale) 70% 10% 60% 50% 40% 20% 0% 30% Matson’s fuel surcharge % *West Coast average price is the average of the monthly prices for Los Angeles, San Francisco & Seattle for bunker fuel only and excludes delivery cost.

46 Pre-Tax Income (Loss) SSAT Investment $Millions More detailed information is available in previously filed Form 10-Ks Ten-year Average Annual Pre-tax Income: $8.1 million

47 Logistics Services $Millions More detailed information is available in previously filed Form 10-Ks Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Operating Profit Operating Profit Margin Ten-year Average Annual Operating Profit: $11.1 million Operating Profit Operating Profit Margin

48 Total current assets $ 207.9 Investments in affiliates 56.5 Property, net 800.5 Other assets 97.3 Total Assets $1,162.2 Total current liabilities $191.6 Current portion of LT debt $ 17.5 Total long-term liabilities 733.0 Long-term debt $340.1 Total shareholders’ equity 237.6 Total debt $357.6 Total Liabilities & Shareholders’ Equity $1,162.2 Selected Pro Forma Balance Sheet Data As of December 31, 2011 Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Refer to exhibit 99.2 included in the 8-K filed April 11, 2012 for a detailed discussion of the unaudited pro forma financial statements and pro forma adjustments Dollars in Millions

49 Matson: Active Subsidiaries and Affiliates $375 million unsecured revolving credit facility, of which approximately $75 million is expected to be drawn immediately upon separation $226 million unsecured long-term notes as of separation $75 million of Title XI notes secured by two vessels Matson, Inc. Matson Navigation  Company, Inc. Matson Terminals Matson Ventures Matson Logistics Foreign Subsidiaries 35% Interest in SSA Terminals Matson Logistics Warehousing Matson Shipping Shanghai Matson Logistics Services Matson Logistics Shanghai Matson Shipping Hong Kong

Notes: $38.5 million Title XI note secured by Maunawili and $36.3 million Title XI note secured by Manukai 50 Fixed Rate Debt As of Separation Dollars in Millions Obligor Principal Amount Interest Rate Annual Amortization Maturity Begin Final Unsecured Note Matson, Inc. $ 56.0 5.79% $ 7.0 -- 2020 Unsecured Note Matson, Inc. $ 77.5 3.66% $ 9.1 2015 2023 Unsecured Note Matson, Inc. $ 55.0 4.16% $ 5.2 2017 2027 Unsecured Note Matson, Inc. $ 37.5 4.31% $ 2.4 2017 2032 Title XI Secured Matson Navigation $ 38.5 5.27% $ 2.2 -- 2029 Title XI Secured Matson Navigation $ 36.3 5.34% $ 2.2 -- 2028 Total $ 300.8 -- -- -- --

51 Appendix

52 2011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment As reported in Form 10-Qs and 10-Ks previously filed with the SEC Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Quarterly Unaudited Operating Profit From Continuing Operations 2009 $21.1 $24.2 $13.5 $10.4 $37.0 $42.5 $28.8 $5.4 $27.1 $28.6 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 2011 $13.0 $45 $-5 $40 $35 $20 $10 $5 $Millions $0 $30 $25 $15 9.7% 10.3% 5.7% 4.5% 14.4% 16.2% 10.7% 2.3% 9.9% 10.1% 4.6% -$0.5 Ocean Transportation Q1 $8.1 2.9% 2012

53 Quarterly Unaudited Operating Profit 2.0% 2.2% 2.7% 1.5% 2.5% 1.7% 1.9% 2.1% 1.6% 2.0% 2.0% NM $2.5 -$1.0 $2.0 $1.5 $1.0 $0.5 $0 $Millions -$0.5 NM = Not meaningful As reported in Form 10-Qs and 10-Ks previously filed with the SEC Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements will be incurred in future periods related directly to costs associated with operating as a publicly traded company Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2009 2010 2011 $1.5 $1.8 $2.2 $1.2 $1.9 $1.5 $1.8 $2.0 $1.5 $2.1 $2.0 -$0.6 Logistics Services Q1 2012 0.3% $0.3

54 Financial: Operating Costs of Ocean Transportation Segment Vessel Overhead (Approx. 5-10%) Repair & Maintenance Dry Docking Insurance Cargo Handling (Approx. 40-50%) Terminal handling Outside transportation Tonnage Assessments Operations Overhead (Approx. 5-10%) Equipment: Repair Lease Repositioning Vessel Expense (Approx. 30-40%) Wage & Benefits Fuel Port Costs Source: Matson management estimates

55 Selected Segment Data More detailed information is available in previously filed Form 10-Ks 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Capital Expenditures Ocean Transportation $10.5 $133.2 $128.6 $173.9 $217.1 $65.8 $35.5 $12.7 $69.4 $44.2 Vessel Purchases $ 1.5 $100.1 $ 98.2 $148.8 $154.6 $ 1.9 $ 1.3 $ 0.2 0 0 Logistics Services -- $ 0.2 $ 0.1 $ 1.3 $ 1.7 $ 2.0 $ 2.4 $ 0.6 $ 1.8 $ 3.0 Total CAPEX $10.5 $133.4 $128.7 $175.2 $218.8 $67.8 $37.9 $13.3 $71.2 $47.2 Depreciation & Amortization Ocean Transportation $ 51.0 $ 51.0 $ 56.8 $ 59.5 $ 58.1 $63.2 $66.1 $67.1 $69.0 $70.6 Logistics Services -- $ 0.9 $ 1.2 $ 1.4 $ 1.5 $ 1.5 $ 2.3 $ 3.5 $ 3.2 $ 3.2 Total D&A $51.0 $51.9 $58.0 $60.9 $59.6 $64.7 $68.4 $70.6 $72.2 $73.8

Reconciliation of GAAP to Non-GAAP Measures Dollars in Millions Matson operating profit (transportation and logistics) $79.1 Depreciation and amortization $73.8 EBITDA $152.9 CLX2 shutdown losses that do not qualify for discontinued operations treatment (i.e. container repositioning costs) $7.1 Adjusted EBITDA $160.0 Alexander & Baldwin Holdings, Inc. and Matson report operating profit and EBITDA in accordance with GAAP and on a non-GAAP basis. The Company’s and Matson’s presentation of non-GAAP financial measures excludes certain losses related to the operation and shutdown of CLX2. Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company. Management’s Use of Non-GAAP Financial Measures – 2011 56

57 Jones Act Background Federal law that ensures ocean carriers engaged in domestic shipping meet certain requirements Owned by minimum of 75% U.S. citizens Vessels must be built in U.S. shipyards Crewed by U.S. citizens Prevents foreign-flag vessels from carrying cargo between points in the U.S. More than 50 maritime countries have similar laws, including Australia, Canada, France, Germany, Russia and China Important for national defense, environmental protection and safety

58 Matson Executive Management Executive Officer Background Matthew J. Cox, President & CEO Current president of Matson Navigation Company, with responsibilities encompassing all major divisions of Matson and will continue in this role post separation Joined Matson in 2001 as senior vice president and chief financial officer and had a key role in the start up of Matson’s China – Long Beach Express service in 2006 Prior to Matson, had 15 years of experience in the transportation industry, the last 12 of which were spent at American President Lines, Ltd (APL) Joel M. Wine, Senior Vice President, Chief Financial Officer Current senior vice president, chief financial officer and treasurer of Alexander & Baldwin and will assume the role of senior vice president, chief financial officer of Matson post separation Joined A&B in September 2011 after fourteen years at Goldman Sachs, where he most recently served as managing director At Goldman Sachs, provided strategic and financial advice to a broad spectrum of companies across the US, including companies in the transportation and real estate sectors Ronald J. Forest, Senior Vice President, Operations Current senior vice president, operations for Matson Navigation Company, Inc. Joined Matson in 1995 as operations manager in Southern California Prior to Matson, eight years with American President Lines, Ltd. (APL) and nine years with United States Lines Dave Hoppes, Senior Vice President, Ocean Transportation Current senior vice president, ocean services for Matson Navigation Company, Inc. Joined Matson in 1989 as operations manager in Southern California Instrumental role in starting Matson’s Long Beach Express from China in 2006, the first time in over 35 years that Matson expanded its ocean transportation services beyond domestic ports

Executive Officer Background Kevin O’Rourke, Senior Vice President, General Counsel Currently senior vice president and general counsel of Matson Navigation Company, Inc. Joined Matson in 1992 as vice president and general counsel Prior to Matson, senior vice president and general counsel of Crowley Maritime Corporate; vice president of United States Lines and attorney with Donovan Leisure Newton and Irvine in New York Vic Angoco, Senior Vice President, Pacific Currently senior vice president of the Pacific division of Matson Navigation Company, Inc. Originally form Guam, joined Matson in 1996 as manager of operations in Guam Prior to joining Matson, manager of operations for American President Lines (APL) and manager of operations in Guam for Sea-Land Services Rusty Rolfe, Executive Vice President, Matson Logistics Currently executive vice president of Matson Logistics, a wholly-owned subsidiary of Matson Navigation Company, Inc. Joined Matson Logistics in 2001 as executive vice president with 19 years of transportation experience Prior to Matson, president of RISS/USSI, a division of Worldpoint Logistics; several positions at American President Lines (APL) and LTL and rail industry companies 59 Matson Executive Management

Board Member Background Walter A. Dods, Jr., Chairman Chairman of the Board of Alexander & Baldwin Has served as chairman since January 2010 Has served as lead independent director of A&B since 2006 and as a director of A&B since 1989 Previously served as the CEO of BancWest Corp and First Hawaiian Bank W. Blake Baird, Director Chairman and CEO of Terreno Realty Corporation, a San Francisco-based public REIT since 2010 Joined the board of directors of Alexander & Baldwin in 2006 Previously served as president and director of AMB Property Corporation Prior to joining AMB Property Corporation, spent 15 years working at Morgan Stanley in its Real Estate Investment Banking Group Michael J. Chun, Director President and headmaster of the Kamehameha Schools, Kapalama Campus Joined the board of directors of Alexander & Baldwin in 1990 Director of the Bank of Hawaii Corporation Matthew J. Cox, President & CEO Current president of Matson Navigation Company, with responsibilities encompassing all major divisions of Matson and will continue in this role post separation Joined Matson in 2001 as senior vice president and chief financial officer and had a key role in the start up of Matson’s China – Long Beach Express service in 2006 Prior to Matson, had 15 years of experience in the transportation industry, the last 12 of which were spent at American President Lines, Ltd (APL) 60 Matson Board of Directors Upon Separation

Board Member Background Admiral Thomas B. Fargo, USN (Ret.) Non-executive Chairman of the Board of Huntington Ingalls Industries Joined the board of directors of Alexander & Baldwin in 2011 Formerly held the position of Commander of the U.S. Pacific Command Serves on the Boards of Directors for Hawaiian Electric Industries and US Automobile Association in addition to smaller private equity and venture capital portfolio companies Constance H. Lau, Director President, CEO and director of Hawaiian Electric Industries, the holding company for Hawaiian Electric Company and American Savings Bank Started her career with Hawaiian Electric in 1984 Joined the board of directors of Alexander & Baldwin in 2009 Jeffrey N. Watanabe, Director Non-executive Chairman of Hawaiian Electric Industries, Inc Prior to founding Watanabe Ing law firm in 1971, acted as deputy attorney general of the State of Hawaii Appointed director of Alexander & Baldwin in 2003 and also serves as director of First Insurance Company of Hawaii, Ltd., Grace Pacific Corporation and Cellular Bioengineering, Inc. 61 Matson Board of Directors Upon Separation